Note 6 - Income Taxes - Components of Deferred Income Taxes (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Net Operating Loss	$ 10,755,000	$ 10,338,000
Other	189,000	359,000
Total Deferred Tax Asset	10,944,000	10,697,000
Less Valuation Allowance	10,944,000	10,697,000
Net Deferred Income Taxes	$ 0	$ 0